UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 7, 2007
                                                         ----------------


                                  PRAXAIR, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


DELAWARE
(State or Other jurisdiction of incorporation)

1-11037                                   06-124-9050
(Commission File Number)                  (IRS Employer Identification No.)


39 OLD RIDGEBURY ROAD, DANBURY, CT                          06810-5113
----------------------------------------                    ----------
(Address of principal executive offices)                    (Zip Code)


(203)837-2000
----------------------------------------------------
(Registrant's telephone number, including area code)


N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.
------------------------

On December 7, 2007, Praxair, Inc. issued a press release announcing certain price actions for its industrial gases products in the U.S. and Canada. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01.  Financial Statements and Exhibits.
----------------------------------------------

      (d)     Exhibits.

Exhibit No    Description
-----------   -------------------------------------
99.1          Press Release dated December 7, 2007.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PRAXAIR, INC.
                                   Registrant



Date: December 7, 2007                  By: /s/ James T. Breedlove
    ------------------                      ----------------------
                                        James T. Breedlove
                                        Senior Vice President, General Counsel
                                        and Secretary


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                                  Exhibit Index


Exhibit No    Description
-----------   -------------------------------------
99.1          Press Release dated December 7, 2007.